Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

14.    COMMITMENTS AND CONTINGENCIES

Capital Commitments

The Company’s capital commitments primarily relate to commitments in connection with the expansion and improvement of its network infrastructure and its plan to build additional office buildings and cloud computing based data centers. Total capital commitments contracted but not yet reflected in the financial statements amounted to RMB1.13 billion (US$182.12 million) as of December 31, 2014. All of the commitments relating to the network infrastructure are to be fulfilled in 2015 and the commitments relating to the office building and cloud computing based data centers will be settled in installments as various stages of the construction plan are completed in the next four to six years.

Operating Lease Commitments

The Company leases facilities in the PRC under non-cancelable operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of the respective leases. Total rental expense for offices was RMB196.59 million, RMB284.58 million and RMB525.31 million (US$84.66 million) for the years ended December 31, 2012, 2013 and 2014, respectively. Total operating lease expense for Internet Data Centre (“IDC”) facilities was RMB1.07 billion, RMB1.94 billion and RMB2.85 billion (US$459.34 million) for the years ended December 31, 2012, 2013 and 2014, respectively.

Future minimum payments under non-cancelable operating leases with initial terms of one-year or more consist of the following as of December 31, 2014:

	RMB	US$
	(In thousands)
2015	2,418,879	389,853
2016	1,160,152	186,983
2017	748,230	120,593
2018	593,102	95,591
2019	291,077	46,913
Thereafter	170,008	27,400

	5,381,448	867,333

The Group’s lease arrangements have no renewal options, rent escalation clauses, restriction or contingent rents and are all conducted with third parties.

Commitments for Licensed Copyrights

The Company enters into non-cancelable licensing agreements with third-party vendors to acquire licensed copyrights of video contents for its online video platform. Payments for licensed copyrights of video contents are recorded in “Other current assets, net/Intangible assets, net” on the consolidated balance sheets.

Future minimum payments under non-cancelable licensing agreements consist of the following as of December 31, 2014:

	RMB	US$
	(In thousands)
2015	2,154,666	347,269
2016 and thereafter	—	—

	2,154,666	347,269

Guarantees

The Company accounts for guarantees in accordance with ASC topic 460 (“ASC 460”), Guarantees. Accordingly, the Company evaluates its guarantees if any to determine whether (a) the guarantee is specifically excluded from the scope of ASC 460, (b) the guarantee is subject to ASC 460 disclosure requirements only, but not subject to the initial recognition and measurement provisions, or (c) the guarantee is required to be recorded in the financial statements at fair value.

The corporate by-laws require that the Company indemnify its officers and directors, as well as those who act as directors and officers of other entities at the Company’s request, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings arising out of their services to the Company. In addition, the Company has entered into separate indemnification agreements with each director and each executive officer of the Company that provide for indemnification of these directors and officers under similar circumstances and under additional circumstances. The indemnification obligations are more fully described in the by-laws and the indemnification agreements. The Company purchases standard directors and officers insurance to cover claims or a portion of the claims made against its directors and officers. Since a maximum obligation is not explicitly stated in the Company’s by-laws or in the indemnification agreements and will depend on the facts and circumstances that arise out of any future claims, the overall maximum amount of the obligations cannot be reasonably estimated.

Historically, the Company was not required to make payments related to these obligations, and the fair value for these obligations is nil on the consolidated balance sheets as of December 31, 2013 and 2014.

Litigation

The Group was involved in certain cases pending in various PRC and U.S. courts and arbitration as of December 31, 2014. These cases include copyright infringement cases, unfair competition cases, and defamation cases, among others. Adverse results in these lawsuits may include awards of damages and may also result in, or even compel, a change in the Company’s business practices, which could result in a loss of revenue or otherwise harm the business of the Company.

For many proceedings, the Company is currently unable to estimate the reasonably possible loss or a range of reasonably possible losses as the proceedings are in the early stages, and/or there is a lack of clear or consistent interpretation of laws specific to the industry-specific complaints among different jurisdictions. As a result, there is considerable uncertainty regarding the timing or ultimate resolution of such matters, which includes eventual loss, fine, penalty or business impact, if any, and therefore, an estimate for the reasonably possible loss or a range of reasonably possible losses cannot be made. However, the Company believes that such matters, individually and in the aggregate, when finally resolved, are not reasonably likely to have a material adverse effect on the Company’s consolidated results of operations, financial position and cash flows. With respect to the limited number of proceedings for which the Company was able to estimate the reasonably possible losses or the range of reasonably possible losses, such estimated loss amounts were insignificant.